Transparent Value Trust

330 Madison Avenue, 10th Floor

New York, NY 10017

Supplement Dated September 17, 2021

to the currently effective Summary Prospectus dated January 31, 2021 (the “Prospectus”), as may be supplemented from time to time, for Guggenheim Directional Allocation Fund (the

“Fund”), a series of Transparent Value Trust.

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. Terms used, but not defined, herein shall have the meanings ascribed to them in the Prospectus.

Changes are being made to the methodology used to calculate the Fund’s index and are reflected in the paragraph below. The Fund continues to use a passive management strategy designed to track the total return performance (before fees and expenses) of such index. The Fund’s investment objective, principal investment strategies and principal risks will otherwise remain unchanged.

For the Fund, the first paragraph of the section of the Prospectus entitled “Principal Investment Strategies” is deleted and replaced with the following:

The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance of the broad U.S. equity markets with the goal of capturing more upside in rising equity markets and limiting the downside — including up to 100% cash allocation — during market downturns. The Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that have been selected for inclusion in the Index by a systematic, rules-based process that uses Guggenheim Investments’ Required Business Performance® (RBP®) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. S&P Dow Jones Indices LLC or an affiliate (as index calculation agent) is responsible for the daily calculation and operations of the Directional Allocation Index. The RBP® Probability scores are derived from a quantitative process of Guggenheim Investments. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes (the “Directional Series Indexes”) — the Guggenheim RBP® Large-Cap Market IndexSM (with average economic and market sensitivity), the Guggenheim RBP® Large-Cap Aggressive IndexSM (with above average economic and market sensitivity) and the Guggenheim RBP® Large-Cap Defensive IndexSM (with below average economic and market sensitivity) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. The components of each of the Directional Series Indexes are derived from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM. As of December 31, 2020, the Directional Allocation Index was composed of 100 securities. The number of securities comprising the Directional Allocation Index is subject to change from time to time. A description of the Index’s methodology and performance is available directly from Guggenheim Investments (http://www.rbpinstitute.com).

Please Retain This Supplement for Future Reference

RBP-SUP3-0921x0122